UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington D.C. 20549

FORM 8-K/A
CURRENT REPORT

(Amendment No. 1)

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 14, 2008 (November 7, 2007)

CHINA PUBLIC SECURITY TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Florida	333-132119	59-1944687
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification Number)
incorporation or organization)

21st Floor, Everbright Bank Building,
Zhuzilin, Futian District,
Shenzhen, Guangdong, 518040
People's Republic of China
(Address of Principal Executive Offices)

(+86) 755 -8370-8333
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On November 7, 2007, China Public Security Technology, Inc. (the "Company") and its wholly-owned subsidiary China Public Security Holdings Limited, entered into an agreement to acquire 100% of the equity of Fortune Fame International Investment Limited (“Fortune Fame”) which is the holding company of Information Security Development Technology (Shenzhen) Company Ltd. Effective November 1, 2007, the Company assumed the risks of ownership and began managing the acquired company and its subsidiary. As of the date of this report, the Company has paid cash consideration of RMB53,000,000 (approximately US$7.1 million) and has issued 883,333 shares of the Company’s common stock for the acquisition. On November 9, 2007, the Company filed a Current Report on Form 8-K (the “Current Report”) to report the Acquisition. The purpose of this Amendment No. 1 to the Current Report is to file the financial statements and pro forma information required by Item 9.01 of Form 8-K. Because Fortune Fame had no substantive business operations since its formation in July 2007 until it acquired Information Security Development Technology (Shenzhen) Company Ltd. on October 26, 2007, the financial statements included herein present the financial condition, results of operations and cash flows of Information Security Development Technology (Shenzhen) Company Ltd. through September 30, 2007.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial Statements of Businesses Acquired.

The following financial statements of Information Security Development Technology (Shenzhen) Company Ltd. are attached hereto as Exhibit 99.1:

(i)

Balance sheets as of September 30, 2007 (unaudited), December 31, 2006 and 2005;

(ii)

Statements of income and comprehensive income for the nine-month periods ended September 30, 2007 and 2006 (unaudited), and the years ended December 31, 2006 and 2005;

(iii)

Statements of changes in shareholders' equity for the nine-month period ended September 30, 2007 (unaudited), and the years ended December 31, 2006 and 2005; and

(iv)

Statements of cash flows for the nine-month periods ended September 30, 2007 and 2006 (unaudited), and the years ended December 31, 2006 and 2005.

(b)

Pro-forma Financial Information.

The following unaudited pro forma condensed consolidated financial statements of the Company are attached hereto as Exhibit 99.1:

(i)

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2007; and

(ii)

Unaudited Pro Forma Condensed Consolidated Statements of Income for the nine months ended September 30, 2007, and for the year ended December 31, 2006.

(c) Exhibits

Exhibit Number	Description of Exhibit

99.1	Financial statements of Information Security Development Technology (Shenzhen) Company Ltd. and unaudited pro forma condensed consolidated financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA PUBLIC SECURITY TECHNOLOGY, INC.

Dated: January 14, 2008	/s/ Jiang Huai Lin
Jiang Huai Lin
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Financial statements of Information Security Development Technology (Shenzhen) Company Ltd. and unaudited pro forma condensed consolidated financial statements